Exhibit 32

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Solitron Devices, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim Eriksen, as Chief Executive Officer and Interim Chief Financial Officer of Solitron Devices, Inc., certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

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the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

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the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2021	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer, and Interim Chief Financial Officer